U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ACCELR8 TECHNOLOGY CORPORATION
                         ------------------------------
             (Exact name of registrant as specified in its charter)

                COLORADO                                   84-1072256
                --------                                   ----------
(State of incorporation or organization)    (I.R.S. Employer Identification No.)


         303 East Seventeenth Avenue, Suite 108, Denver, Colorado 80203
         --------------------------------------------------------------
             (Address of principal executive offices)        (Zip Code)

        Securities to be registered pursuant to Section 12(b) of the Act:

             Title of each                    Name of each exchange on
      class to be so registered         which each class is to be registered
      -------------------------         ------------------------------------

     Common Stock, no par value               American Stock Exchange

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [x]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-12393

Securities to be registered pursuant to Section 12(g) of the Act:

                                      None
                                      ----
                                (Title of class)

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

     Incorporated by reference from page 32 of the Prospectus dated November 18, 1996, contained in Registrant's Registration Statement on Form SB-2 (SEC File No. 333-12393).

Item 2. Exhibits.

     The following exhibits are filed as part of this Registration Statement:

3.1  Amended Articles of Incorporation of the Registrant(1)

3.2  Bylaws of the Registrant(1)

4.1  Specimen Stock Certificate for Registrant's Common Stock(1)

--------------------
(1) Incorporated by reference from the Registrant's Registration Statement on Form SB-2 (SEC File No. 333-12393).


                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

Date:   October 8, 2003                     ACCELR8 TECHNOLOGY CORPORATION
        ---------------


                                            /s/ Thomas V. Geimer
                                            ------------------------------------
                                            Thomas V. Geimer, Secretary, Chief
                                            Executive Officer and Chief
                                            Financial Officer


                                       2